                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS        [LOGO OF MORTGAGE, INC.]      SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                             CUSIP 05561Y 10 5

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

_____________________________ BNC MORTGAGE, INC. _______________________________

transferable on the books of the Corporation by the holder herein in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all provisions of the Certificates of Incorporation and the Bylaws of this Corporation, and all amendments therein, copies of which are on file at the principal office of the Corporation and the Transfer Agent, all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid and countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Coporation and the facsimile signatures of its duly authorized officers.

DATED:


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY
               AUTHORIZED SIGNATURE

/s/EVAN BUCKLEY                                  /s/KELLY MONAHAN
                              SEAL
  SECRETARY                                          PRESIDENT


     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
                                                                 UNIF GIFT MIN ACT - ..........Custodian................
TEN COM - as tenants in common                                                         (Cust)               (Minor)
TEN ENT - as tenants by the entireties                                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of                                             Act................................
          survivorship and not as tenants                                                          (State)
          in common                                              UNIF TRF MIN ACT  - .........Custodian (until age.....)
                                                                                       (Cust)
                                                                                     ............under Uniform Transfers
                                                                                        (Minor)
                                                                                     to Minors Act......................
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OR ASSIGNEE

--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                                   X ___________________________________________

                                   X ___________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By___________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.